EXHIBIT 10.28.2
                                             ---------------



				ATSC GUARANTY
				-------------



	THIS GUARANTY (as such agreement may be amended, supplemented or otherwise modified from time to time, this "Guaranty") dated as of June
					    --------
30, 1998 is made by ANNTAYLOR STORES CORPORATION, a Delaware corporation,

with its principal place of business at 142 West 57th Street, New York,

New York 10019 (the "Guarantor"), in favor of BANK OF AMERICA NATIONAL
		     ---------
TRUST AND SAVINGS ASSOCIATION, with an office located at 1455 Market

Street, San Francisco, California 94103, in its capacity as Administrative

Agent for the Lenders under the Credit Agreement (as defined below)

(in such capacity, the "Administrative Agent").
			--------------------



			  R E C I T A L S:


	ANNTAYLOR, INC., a Subsidiary of the Guarantor (the "Borrower"),
							     --------
the Administrative Agent, BancAmerica Robertson Stephens, as Arranger,

certain financial institutions currently and in the future parties to the Credit Agreement (such financial institutions being collectively,

the "Lenders"), Citicorp USA and First Union Capital Markets, in their
     -------
respective capacities as Syndication Agents (in such capacities, the

"Syndication Agents") and Bank of America National Trust and Savings
 ------------------
Association, Citibank, N.A. and First Union National Bank, in their respective capacities as Issuing Banks (in such capacities, the

"Issuing Banks") have entered into a certain Credit Agreement dated as
 -------------
of June 30, 1998 (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement";
					   ----------------
the capitalized terms not otherwise defined herein are being used herein as defined in the Credit Agreement), which provides for the

Lenders to make Loans to the Borrower and for the Issuing Banks to issue Letters of Credit.  It is a condition precedent to the effectiveness of the Credit Agreement that this Guaranty shall have been executed and delivered.


	NOW, THEREFORE, in consideration of the above premises, and

in order to induce the Lenders to make the Loans and the Issuing Banks to issue the Letters of Credit under the Credit Agreement, the

Guarantor agrees, and the Administrative Agent, by acceptance hereof,

hereby agrees, as follows:


	1.      Guaranty.
		--------
	(a)     The Guarantor hereby unconditionally and irrevocably

guarantees to the Administrative Agent, for its benefit and the benefit of the Lenders, the Issuing Banks, the Arranger and the Syndication Agents,

the full and prompt payment when due, whether at maturity or earlier,

by reason of acceleration, mandatory prepayment or otherwise, and in accordance with the terms and conditions of the Credit Agreement, of all of the Obligations, whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations,

and whether enforceable or unenforceable as against the Borrower,

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			   -2-


now or hereafter existing, or due or to become due (all such indebtedness,

liabilities and obligations being hereinafter collectively referred to as the "Guaranteed Obligations").  For purposes of this Guaranty, any
     ----------------------
Affiliate of any Lender which is a party to an Interest Rate Contract or

Foreign Currency Exchange Agreement with the Borrower or any of its

Restricted Subsidiaries shall be deemed to be a "Lender".


	(b)     The Guarantor further agrees that, if any payment made

by the Borrower or any other person and applied to the Guaranteed Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid,

or the proceeds of Collateral are required to be returned by the

Administrative Agent, any of the Lenders, any of the Issuing Banks,

the Arranger or the Syndication Agents, to the Borrower, its estate,

trustee, receiver or any other party, including, without limitation,

the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment,

the Guarantor's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or,

if prior thereto this Guaranty shall have been cancelled or surrendered

(and if any lien, security interest or other collateral securing Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge,

impair or otherwise affect the obligations of the Guarantor in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).



	(c)     The Guarantor further agrees to pay all costs and expenses upon demand including, without limitation, all court costs and reasonable attorneys' fees and expenses paid or incurred by the Administrative Agent

(i) in endeavoring to collect all or any part of the Guaranteed Obligations after the same become due and owing from, or in prosecuting any action against, the Guarantor or any other guarantor of all or any part of the

Guaranteed Obligations or (ii) in endeavoring to realize upon (whether by judicial, non-judicial or other proceedings) any Collateral or any other collateral securing Guarantor's liabilities under this Guaranty.




	2.      Representations and Warranties.
		-------------------------------

	The Guarantor hereby represents and warrants to the Administrative

Agent that each representation and warranty made by Borrower in Article V of
								---------
the Credit Agreement applicable to the Guarantor is true and correct, which representations and warranties (except such representations and warranties which are expressly made as of a different date) shall survive the execution and delivery of this Guaranty, and shall, except to the extent that the same have been modified by a writing delivered to and accepted in writing by the

Administrative Agent, and, other than with respect to changes permitted or contemplated by the Credit Agreement, continue to be true and correct on the date of each Loan, and on the date of issuance of each Letter of Credit.

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			      -3-



	3.      Waivers; Other Agreements.
		-------------------------

	(a)     The Administrative Agent is hereby authorized, without notice to or demand upon the Guarantor, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the obligations of the Guarantor hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:



		(i)  supplement, renew, extend, accelerate or otherwise

	change the time for payment of, or other terms relating to, the

	Guaranteed Obligations, or otherwise modify, amend or change the

	terms of any promissory note or other agreement, document or

	instrument (including the Credit Agreement and the other Loan

	Documents) now or hereafter executed by the Borrower and delivered

	to the Administrative Agent, including, without limitation, any

	increase or decrease of the rate of interest thereon;



		(ii)  waive or otherwise consent to noncompliance with any

	provision of any instrument evidencing the Guaranteed Obligations,

	or any part thereof, or any other instrument or agreement in respect

	of the Guaranteed Obligations (including the Credit Agreement and

	the other Loan Documents) now or hereafter executed by the Borrower

	and delivered to the Administrative Agent;




		(iii)  accept partial payments on the Guaranteed Obligations;


		(iv)  receive, take and hold additional security or collateral

	for the payment of the Guaranteed Obligations, or for the payment of

	any other guaranties of the Guaranteed Obligations or other

	liabilities of the Borrower, and exchange, enforce, waive,

	substitute, liquidate, terminate, abandon, fail to perfect,

	subordinate, transfer, otherwise alter and release any such

	additional security or collateral;



		(v)  apply any and all such security or collateral and

	direct the order or manner of sale thereof as the Administrative

	Agent may determine in its sole discretion;



		(vi)  settle, release, compromise, collect or otherwise

	liquidate the Guaranteed Obligations or accept, substitute, release,

	exchange or otherwise alter, affect or impair any security or

	collateral for the Guaranteed Obligations or any other guaranty

	therefor, in any manner;



		(vii)  add, release or substitute any one or more other

	guarantors, makers or endorsers of the Guaranteed Obligations and

	otherwise deal with the Borrower or any other guarantor, maker or

	endorser as the Administrative Agent may elect in its sole

	discretion;



		(viii)  apply any and all payments or recoveries from the

	Borrower, from any other guarantor, maker or endorser of the

	Guaranteed Obligations or from the Guarantor to the Guaranteed

	Obligations to the Obligations in such order as provided in

	Section 2.05(b) of the Credit Agreement, whether such Guaranteed
	--------------

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				-4-

	Obligations are secured or unsecured or guaranteed or not

	guaranteed by others;



		(ix)  apply any and all payments or recoveries from the

	Guarantor or any other guarantor, maker or endorser of the

	Guaranteed Obligations or sums realized from security furnished

	by any of them upon any of their indebtedness or obligations to

	the Administrative Agent as the Administrative Agent in its sole

	discretion, may determine, whether or not such indebtedness or

	obligations relate to the Guaranteed Obligations; and



		(x)  refund at any time, at the Administrative Agent's sole

	discretion, any payment received by the Administrative Agent in

	respect of any Guaranteed Obligations, and payment to the

	Administrative Agent of the amount so refunded shall be fully

	guaranteed hereby even though prior thereto this Guaranty shall

	have been cancelled or surrendered (or any release or termination of

	any collateral by virtue thereof) by the Administrative Agent, and

	such prior cancellation or surrender shall not diminish, release,

	discharge, impair or otherwise affect the obligations of the

	Guarantor hereunder in respect of the amount so refunded (and any

	collateral so released or terminated shall be reinstated with

	respect to such obligations);



even if any right of reimbursement or subrogation or other right or remedy of the Guarantor is extinguished, affected or impaired by any of the foregoing (including, without limitation, any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the

Guaranteed Obligations which impairs any subrogation, reimbursement or other right of Guarantor).



	(b)     The Guarantor hereby agrees that its obligations under this

Guaranty are absolute and unconditional and shall not be discharged or otherwise affected as a result of:



		(i)     the invalidity or unenforceability of any security

	for or other guaranty of the Guaranteed Obligations or of any

	promissory note or other document (including, without limitation,

	the Credit Agreement) evidencing all or any part of the Guaranteed

	Obligations, or the lack of perfection or continuing perfection or

	failure of priority of any security for the Guaranteed Obligations

	or any other guaranty therefor;



		(ii)    the absence of any attempt to collect the Guaranteed

	Obligations from the Borrower or any other guarantor or other action

	to enforce the same;



		(iii)   failure by the Administrative Agent to take any steps

	to perfect and maintain any security interest in, or to preserve any

	rights to, any security or collateral for the Guaranteed Obligations

	or any other guaranty therefor;



		(iv)    the Administrative Agent's election, in any proceeding

	instituted under Chapter 11 of Title 11 of the United States Code (11

	U.S.C.  101 et seq.) (the "Bankruptcy Code"), of the application of
				   ---------------
	Section 1111(b)(2) of the Bankruptcy Code;
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				       -5-

		(v)     any borrowing or grant of a security interest by the

	Borrower, as debtor-in-possession, or extension of credit, under

	Section 364 of the Bankruptcy Code;
	-----------


		(vi)    the disallowance, under Section 502 of the Bankruptcy
						------------
	Code, of all or any portion of the Administrative Agent's claim(s) for

	repayment of the Guaranteed Obligations;



		(vii)   any use of cash collateral under Section 363 of the
							 -----------
	Bankruptcy Code;



		(viii)  any agreement or stipulation as to the provision of

	adequate protection in any bankruptcy proceeding;



		(ix)    the avoidance of any lien in favor of the

	Administrative Agent for any reason;



		(x)     any bankruptcy, insolvency, reorganization,

	arrangement, readjustment of debt, liquidation or dissolution

	proceeding commenced by or against Borrower, the Guarantor or

	any other guarantor, maker or endorser, including without

	limitation, any discharge of, or bar or stay against collecting,

	all or any of the Guaranteed Obligations (or any interest thereon)

	in or as a result of any such proceeding;



		(xi)    failure by the Administrative Agent to file or

	enforce a claim against the Borrower or its estate in any bankruptcy

	or insolvency case or proceeding;



		(xii)   any action taken by the Administrative Agent that is

	authorized by this Guaranty;



		(xiii)  any election by the Administrative Agent under

	Section 9-501(4) of the Uniform Commercial Code as enacted in any
	----------------
	relevant jurisdiction (the "Code") as to any security for the
				    ----
	Guaranteed Obligations or any guaranty of the Guaranteed Obligations; or



		(xiv)   any other circumstance which might otherwise

	constitute a legal or equitable discharge or defense of a guarantor.



	(c)     The Guarantor hereby waives:


		(i)     any requirements of diligence or promptness on the

	part of the Administrative Agent;



		(ii)    presentment, demand for payment or performance and

	protest and notice of protest with respect to the Guaranteed

	Obligations;

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			       -6-




		(iii)   notices (A) of nonperformance, (B) of acceptance of

	this Guaranty, (C) of default in respect of the Guaranteed

	Obligations, (D) of the existence, creation or incurrence of new or

	additional indebtedness, arising either from additional loans

	extended to the Borrower or otherwise, (E) that the principal amount,

	or any portion thereof, and/or any interest on any instrument or

	document evidencing all or any part of the Guaranteed Obligations

	is due, (F) of any and all proceedings to collect from the Borrower,

	any endorser or any other guarantor of all or any part of the

	Guaranteed Obligations, or from anyone else, and (G) of exchange,

	sale, surrender or other handling of any security or collateral

	given to the Administrative Agent to secure payment of the

	Guaranteed Obligations or any guaranty therefor;



		(iv)    any right to require the Administrative Agent to (a)

	proceed first against the Borrower, or any other person whatsoever,

	(b) proceed against or exhaust any security given to or held by the

	Administrative Agent in connection with the Guaranteed Obligations,

	or (c) pursue any other remedy in the Administrative Agent's power

	whatsoever;



		(v)     any defense arising by reason of (a) any disability

	or other defense of the Borrower, (b) the cessation from any

	cause whatsoever of the liability of the Borrower, (c) any

	act or omission of the Administrative Agent or others which

	directly or indirectly, by operation of law or otherwise,

	results in or aids the discharge or release of the Borrower

	or any security given to or held by the Administrative Agent

	in connection with the Guaranteed Obligations;



		(vi)    any and all other suretyship defenses under

	applicable law; and



		(vii)   the benefit of any statute of limitations affecting

	the Guaranteed Obligations or the Guarantor's liability  hereunder

	or the enforcement hereof.



In connection with the foregoing, the Guarantor covenants that this Guaranty shall not be discharged, except by complete performance of the obligations contained herein.



	(d)     The Guarantor hereby assumes responsibility for keeping

itself informed of the financial condition of the Borrower, of any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Guaranteed Obligations and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed

Obligations or any part thereof that diligent inquiry would reveal and the Guarantor hereby agrees that the Administrative Agent shall not have any duty to advise the Guarantor of information known to the  Administrative

Agent regarding such condition or any such circumstances.



	(e)     Notwithstanding anything to the contrary in this Guaranty,

the Guarantor hereby irrevocably waives all rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights

(whether contractual, under the Bankruptcy Code, including Section 509
							   -----------
thereof, under common law or otherwise) of the Administrative Agent, the

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				-7-


Lenders, the Issuing Banks, the Arranger or the Syndication Agents against the Borrower or against any collateral security or guarantee or right of offset held by such Person for the payment of the Obligations.  The

Guarantor hereby further irrevocably waives all contractual, common law,

statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Borrower or any other Person which may have arisen in connection with this Guaranty.

So long as the Obligations remain outstanding, if any amount shall be paid by or on behalf of the Borrower to the Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by the Guarantor in trust, segregated from other funds of such Guarantor, and shall,

forthwith upon receipt by such Guarantor, be turned over to the

Administrative Agent in the exact form received by the Guarantor

(duly indorsed by the Guarantor to the Administrative Agent, if required),

to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.  The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations and the termination of the commitments of the

Lenders to extend credit under the Credit Agreement.



	(f)     The Guarantor hereby agrees that any indebtedness of the

Borrower now or hereafter owing to the Guarantor is hereby subordinated to all of the Guaranteed Obligations, whether heretofore, now or hereafter created (the "Subordinated Debt"), and that without the prior consent of
	      -----------------
the Administrative Agent, the Subordinated Debt shall not be paid in whole or in part until the Guaranteed Obligations have been paid in full, the commitments of the Lenders to extend credit under the Credit Agreement have been terminated and the Credit Agreement has been terminated and is of no further force or effect, except that payments of principal and interest on the Subordinated Debt shall be permitted so long as no Potential Event of Default or Event of Default shall have occurred and be continuing to the extent such payments would not render the Borrower incapable of performing the Guaranteed Obligations.  The Guarantor will not accept any payment of or on account of any Subordinated Debt at any time in contravention of the foregoing.  At the request of the Administrative Agent,

the Borrower shall pay to the Administrative Agent all or any part of the Subordinated Debt and any amount so paid to the Administrative

Agent shall be applied to payment of the Guaranteed Obligations.

Each payment on the Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by Guarantor as trustee for the Administrative Agent and shall be paid over to the Administrative Agent immediately on account of the Guaranteed Obligations, but without otherwise affecting in any manner the Guarantor's liability under any of the provisions of this

Guaranty.  The Guarantor agrees to file all claims against the

Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Subordinated Debt,

and the Administrative Agent shall be entitled to all of the

Guarantor's right thereunder.  If for any reason the Guarantor fails to file such claim at least thirty (30) days prior to the last date on which such claim should be filed, the

Administrative Agent, as the Guarantor's attorney-in-fact, is hereby authorized to do so in the Guarantor's name or, in the Administrative

Agent's discretion, to assign such claim to and cause proof of claim to be filed in the name of the Administrative Agent or its nominee.

In all such cases, whether in administration, bankruptcy or otherwise,

the person or persons authorized to pay such claim shall pay to the

Administrative Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose,

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			    -8-


the Guarantor hereby assigns to the Administrative Agent all

Guarantor's rights to any payments or distributions to which the

Guarantor otherwise would be entitled.  If the amount so paid is greater than the Guarantor's liability hereunder, the Administrative

Agent will pay the excess amount to the party entitled thereto.

In addition, the Guarantor hereby appoints Administrative Agent as its attorney-in-fact to exercise all of the Guarantor's voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of the Borrower.



	(g)     The Guarantor shall comply with all covenants applicable to it under the Credit Agreement and shall otherwise take no action which will cause an Event of Default or Potential Event of Default under the Credit

Agreement.  The Guarantor shall also cause the Borrower to comply with all covenants applicable to the Borrower under the Credit Agreement.



	(h)     Notwithstanding anything to the contrary in this Guaranty or any other Loan Document, the Guarantor shall not (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the equity Securities of the Borrower, (b) incur, create,

assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) nonconsensual obligations imposed by operation of law, (ii) pursuant to the Loan Documents to which it is a party, (iii) obligations with respect to its Securities and

(iv) obligations with respect to the Preferred Securities, or (c) own,

lease, manage or otherwise operate any properties or assets (including cash (other than cash received in connection with Restricted Payments made by the Borrower in accordance with the Credit Agreement pending application in the manner contemplated by the Credit Agreement) and cash equivalents) other than (i) the ownership of shares of equity

Securities of the Borrower, (ii) the ownership of one share of capital stock of AnnTaylor Sourcing Far East Limited, (iii) ownership of the intercompany note described in subsection 8.07(i) in accordance with the terms thereof and (iv) ownership of the common securities of

AnnTaylor Finance Trust; provided that, notwithstanding the foregoing,
			 --------
the Guarantor may from time to time conduct activities directly related to the business of the Borrower and its Subsidiaries that the Borrower and/or its Subsidiaries would be permitted to conduct at such time under the applicable provisions of the Credit Agreement so long as, prior to commencing any such activity, the Required Lenders shall, by written consent (which may only be requested hereunder when no Default or Event of

Default has occurred and is continuing), have reasonably determined that such activity or its consequences could not reasonably be expected to have an adverse effect on the interests of the Lenders or the Borrower and its

Subsidiaries.



4.  Default, Remedies.
    ------------------


	(a)     The obligations of the Guarantor hereunder are independent of and separate from the Guaranteed Obligations and the obligations of any other guarantor of the Guaranteed Obligations.  If any of the Guaranteed Obligations

are not paid when due, or upon any Event of Default or any default by the

Borrower as provided in any other instrument or document evidencing all or any part of the Guaranteed Obligations, the Administrative Agent may, at

its sole election, proceed directly and at once, without notice, against the

Guarantor to collect and recover the full amount or any portion of the

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				 -9-


Guaranteed Obligations, without first proceeding against the Borrower or any other guarantor of the Guaranteed Obligations, or against any Collateral for the Guaranteed Obligations under the ATSC Pledge Agreement or otherwise against any Collateral under other Collateral Documents.



	(b)     At any time after maturity of the Guaranteed Obligations, the

Administrative Agent may, without notice to the Guarantor and regardless of the acceptance of any security or collateral for the payment hereof,

appropriate and apply toward the payment of the Guaranteed Obligations

(i) any indebtedness due or to become due from the Administrative Agent to the Guarantor and (ii) any moneys, credits or other property belonging to the Guarantor at any time held by or coming into the possession of the

Administrative Agent or any of its affiliates.



	(c)     The Guarantor hereby authorizes and empowers the Administrative

Agent, in its sole discretion, without any notice (except notices required by law to the extent such notice as a matter of law may not be waived) or demand to the Guarantor whatsoever and without affecting the liability of the Guarantor hereunder, to exercise any right or remedy which the

Administrative Agent may have available to it, including but not limited to, foreclosure by one or more judicial or nonjudicial sales, and the

Guarantor hereby waives any defense to the recovery by the Administrative

Agent against the Guarantor of any deficiency after such action,

notwithstanding any impairment or loss of any right of reimbursement,

contribution, subrogation or other right or remedy against the Borrower,

or any other guarantor, maker or endorser, or against any security for the Guaranteed Obligations or for any guaranty of the Guaranteed

Obligations.  No exercise by the Administrative Agent of, and no omission of the Administrative Agent to exercise, any power or authority recognized herein and no impairment or suspension of any right or remedy of the Administrative Agent against the Guarantor,

any other guarantor, maker or endorser or any security shall in any way suspend, discharge, release, exonerate or otherwise affect any of the Guarantor's obligations hereunder or give to the Guarantor any right of recourse against the Administrative Agent, the Lenders,

the Issuing Banks, the Arranger or the Syndication Agents.



	(d)     The Guarantor consents and agrees that the Administrative

Agent shall not be under any obligation to make any demand upon or pursue or exhaust any of its rights or remedies against the

Borrower or any guarantor or others with respect to the payment of the Guaranteed Obligations, or to pursue or exhaust any of its rights or remedies with respect to any security therefor, or any direct or indirect guaranty thereof or any security for any such guaranty, or to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Guaranteed Obligations or to resort to any security or any such guaranty in any particular order, and all of its rights hereunder, under the ATSC Pledge

Agreement and the other Loan Documents shall be cumulative.

The Guarantor hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of,

and does hereby covenant not to assert against the Administrative

Agent any valuation, stay, appraisal, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale made under the judgment,

order or decree of any court, or privately under the power of sale conferred by this Guaranty or the ATSC Pledge Agreement.  Without

===================================================================
			     -10-



limiting the generality of the foregoing, the Guarantor hereby agrees that it will not invoke or utilize any law which might cause delay in or impede the enforcement of the rights under this Guaranty, the ATSC Pledge Agreement or any of the other

Loan Documents.



5.  Miscellaneous.
    -------------


	(a)     This Guaranty shall be irrevocable as to any and all of the

Guaranteed Obligations until the Credit Agreement has been

terminated, the commitments of the Lenders to extend credit under the Credit Agreement have been terminated and all Guaranteed

Obligations then outstanding have been repaid.



	(b)     This Guaranty shall be binding upon the Guarantor and

upon its successors and assigns, heirs and legal representatives and shall inure to the benefit of the Administrative Agent, the

Lenders, the Issuing Banks, the Arranger and the Syndication Agents;

all references herein to the Borrower and to the Guarantor shall be deemed to include their successors and assigns, heirs and legal representatives as applicable.  The Borrower's successors and assigns shall include a receiver, trustee or debtor-in-possession of or for the Borrower.  All references to the singular shall be deemed to include the plural where the context so requires.

The Guarantor acknowledges the Administrative Agent's acceptance hereof and reliance hereon.



	(c)     No delay on the part of the Administrative Agent in the

exercise of any right or remedy shall operate as a waiver thereof,

and no single or partial exercise by the Administrative Agent of any right or remedy shall preclude any further exercise thereof;

nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Administrative Agent, except as expressly set forth in a writing duly signed and delivered by the Administrative Agent or on the Administrative Agent's behalf by an authorized officer or agent of the Administrative Agent.

The Administrative Agent's failure at any time or times hereafter to require strict performance by the Borrower or of the Guarantor or any other guarantor of any of the provisions, warranties,

terms and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by the Borrower or the

Guarantor or any other guarantor and delivered to the

Administrative Agent shall not waive, affect or diminish any right of the Administrative Agent at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the

Administrative Agent, its agents, officers or employees,

unless such waiver is contained in an instrument in writing

signed by an officer or agent of the Administrative Agent and directed to the Borrower or the Guarantor, or either of them

(as the case may be) specifying such waiver.  No waiver by

the Administrative Agent of any default shall operate as a

waiver of any other default or the same default on a future

occasion, and no action by the Administrative Agent permitted hereunder shall in any way affect or impair the Administrative

Agent's rights or the obligations of the Guarantor under this

Guaranty.  Any determination by a court of competent

jurisdiction of the amount of any principal and/or interest

owing by the Borrower to the Administrative Agent shall be

conclusive and binding on the Guarantor irrespective of

whether it was a party to the suit or action in which such

determination was made.

============================================================

			 -11-



	(d)     THIS GUARANTY SHALL BE CONSTRUED IN ALL RESPECTS IN

ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF

NEW YORK.  Whenever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this

Guaranty shall be prohibited by or invalid under applicable

law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the

remainder of such provisions or the remaining provisions of

this Guaranty.



	(e)     Consent to Jurisdiction and Service of Process; Waiver of
		---------------------------------------------------------
Jury Trial.  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST EACH PARTY
----------
HERETO WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE

OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK,

AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH PARTY HERETO

ACCEPTS, FOR ITSELF IN AND IN CONNECTION WITH ITS PROPERTIES,

GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF

THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY

FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS FROM WHICH

NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE.  EACH PARTY HERETO

IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE

AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE

MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE

PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE FIRST PAGE HEREOF,

SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING.

EACH OF THE GUARANTOR AND, BY ACCEPTANCE HEREOF, THE ADMINISTRATIVE

AGENT, THE ARRANGER, THE SYNDICATION AGENTS AND THE LENDERS,

IRREVOCABLY WAIVES (A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING

WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, AND

(B) ANY OBJECTION (INCLUDING WITHOUT LIMITATION, ANY OBJECTION OF

THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS)
					       ----- --- ----------
WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION

OR PROCEEDING WITH RESPECT TO THIS GUARANTY IN ANY JURISDICTION SET

FORTH ABOVE.  NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS

IN ANY OTHER MANNER PERMITTED BY LAW.



	(f)     This Guaranty (and any instrument or agreement granting or creating any security for this Guaranty) contains all the terms and conditions of the agreement between the Administrative Agent and the

Guarantor relating to the subject matter hereof.  The terms or provisions of this Guaranty may not be waived, altered, modified or amended except in writing duly executed by the party to be charged thereby.



	(g)     Neither the Administrative Agent nor its Affiliates,

directors, officers, agents, attorneys or employees shall be liable to the Guarantor for any action taken, or omitted to be taken, by it or them or any of them under this Guaranty, or the other Loan

=====================================================================
			       -11-


Documents or in connection therewith except that no person shall be relieved of any liability for gross negligence or willful misconduct as determined by a final judgment of a court of

competent jurisdiction.



	(h)     The Guarantor warrants and agrees that each of the waivers set forth in this Guaranty are made with full knowledge of their significance and consequences, and that under the circumstances,

the waivers are reasonable.  If any of said waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions hereof shall nevertheless remain effective.



	(i)     Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall

be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the

remaining provisions of this Guaranty.



	(j)     Captions are for convenience only and shall not affect

the meaning of any term or provision of this Guaranty.



	(k)     All notices and other communications provided for

hereunder shall be given in the manner set forth in the Credit

Agreement and to the addresses set forth in the Credit Agreement or, in the case of the Guarantor, at its addresses set forth above.

=======================================================================
			       -13-


	IN WITNESS WHEREOF, undersigned have made this Guaranty as of the date first above written.


				   ANNTAYLOR STORES CORPORATION

				   By:/s/ Walter J. Parks
				      --------------------------_
				   Name: Walter J. Parks
				   Title:  Senior Vice President-
					   Chief Financial Officer


Agreed and accepted to as of
the date first above written:

BANK OF AMERICA NATIONAL TRUST
 AND SAVINGS ASSOCIATION, as Administrative Agent


By: /s/ Dietmar Schiel
    -----------------------------
    Name: Dietmar Schiel
    Title: Vice President